UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05215)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Money Market Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2011

Date of reporting period: October 1, 2010 — March 31, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PTXXX

Putnam Tax Exempt Money Market Fund

Semiannual report
3 | 31 | 11

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax Exempt
Money Market Fund

Semiannual report
3 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets continue to improve, despite the many headwinds that they face. The stock market has shown resilience, recently hitting multiple-year highs. The number of U.S. companies paying dividends is significantly higher than a year ago, and corporate profits remain strong.

Even with this positive news, Putnam believes that volatility will continue to roil the markets in the months ahead. Federal budget issues, inflationary pressures, stubbornly high unemployment, and global developments from Japan to Libya have created a cloud of uncertainty. In addition, the U.S. fixed-income market faces the end of the Federal Reserve’s quantitative easing program and the prospects of a tighter monetary policy in the future. We believe, however, that Putnam’s active, research-intensive approach is well suited to uncovering opportunities in this environment.

In addition, Putnam would like to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to offer accessibility and tax-advantaged income at low risk

For most people, keeping part of their savings in a low-risk, easily accessible place is an essential part of an investment plan. And if earnings from that vehicle are tax-favored, all the better. That is why Putnam Tax Exempt Money Market Fund can play a valuable role in many investors’ portfolios.

The fund seeks to earn as high a rate of current income exempt from federal income taxes as Putnam believes is consistent with preservation of capital, maintenance of liquidity, and stability of principal. In short, the fund aims to provide tax-favored income at short-term rates.

The fund invests in securities issued by borrowers with excellent credit ratings. Furthermore, because the fund holds instruments that pay interest that is exempt from federal income tax (but may be subject to the federal alternative minimum tax, or AMT), investors in the fund are able to keep more income after taxes.

The fund’s portfolio managers are backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry. Putnam’s municipal security analysts are grouped into sector teams and conduct ongoing, rigorous research.

The fund may be appropriate for investors who want to earmark money for near-term expenses or future investment opportunities, or to stow away cash for an unforeseen “rainy day” while earning tax-favored income.

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax.

Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare the yield of a municipal bond or note with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the yield of a municipal security after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond or note’s yield divided by “one minus the tax rate.” For example, if a municipal note’s yield is 1%, then its tax-equivalent yield is 1.5%, assuming the maximum 35% federal tax rate for 2011.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Investment return will fluctuate. Performance assumes reinvestment of distributions. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Class A shares do not bear an initial sales charge. See pages 5 and 10–11 for additional performance information. To obtain the most recent month-end performance, visit putnam.com. The 7-day yield is one of the most important gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return. Taxable equivalent assumes the maximum 35% federal income tax rate for 2011. Results for investors subject to lower tax rates would not be as advantageous. Investment income from federally exempt funds may be subject to state and local taxes.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio managers

Joanne Driscoll and Jonathan Topper

The global recovery appears to be gaining traction, and confidence has returned to the markets. What contributed to the change in sentiment during the period?

Jonathan: During the fourth quarter 2010, investors delivered their verdict that the global economy had indeed recovered from the financial panic and Great Recession of 2008 and 2009. Most telling was that these gains occurred alongside intensifying concern over sovereign debt issues in Europe. Investors appeared to have concluded that while sovereign debt risks remain, they are less of an immediate threat to the overall global economy than were the bad debt issues of 2008.

Against this backdrop, strong corporate earnings and attractive valuations pushed prices of riskier assets, such as equities, high-yield bonds, and commodities, higher. However, since a strengthening economy is typically not a favorable environment for conservative fixed-income securities, assets such as government and investment-grade bonds lagged. Money market funds did experience some outflow of assets as investors acted on their more upbeat outlook and realigned their investment risk profile. But the pace of withdrawals had lessened by period-end, at which time money market fund assets were holding steady at 2007 levels.

How did Putnam Tax Exempt Money Market Fund perform in this environment?

Joanne: The fund performed in line with the current interest-rate environment, which has been defined, in large measure, by the Fed’s [Federal Reserve Board’s] decision to hold its benchmark federal funds rate steady in the 0%-to-0.25% range for a solid 27 months since December 2008. While the Fed’s action was designed to promote liquidity in the

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 13.

financial system and stimulate economic growth, it has resulted in returns and yields on money market securities that have hovered at historic lows.

Is the Fed walking a tightrope between growth and inflationary pressures?

Jonathan: Yes. With growth still anemic last November, the Fed announced a second round of quantitative easing — dubbed “QE2” — to stimulate the lending markets and spur investment in riskier assets. The program committed an additional $600 billion to purchase U.S. Treasuries through the end of June 2011, in addition to the nearly $2.5 trillion in outlays that made up the Fed’s first round of easing. These stimulus efforts helped to calm investor fears, kept short-term interest rates low, and raised near-term expectations for U.S. growth despite offsetting variables, such as high unemployment and a weak housing market.

Improvement in economic data continued to materialize throughout the period, highlighted by the announcement that U.S. Gross Domestic Product [GDP] grew in the fourth quarter 2010 and the first quarter 2011 by 2.9% and 1.4%, respectively. The consensus among economists for GDP growth is for the positive momentum to continue for the balance of 2011.

Another contributor to the global rebound has been the solid growth in emerging-market economies, which are experiencing a strong consumer-led recovery. However, given their robust growth and high demand for commodities, developing countries, particularly the “BRIC” countries of Brazil, Russia, India, and China, have become concerned about inflation. The civil unrest in the Middle East and North Africa led to an escalation in raw material prices, especially oil, sparking worldwide concern over commodity inflation in the final months of the period.

Allocations are represented as a percentage of portfolio value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

These inflationary pressures, particularly in the volatile food and energy sectors, put many of the world’s central banks in a watchful mode. Just after the close of the reporting period, the European Central Bank [ECB] raised its benchmark rate by a quarter-percentage point to help stifle “broad-based inflationary pressures over the medium term” across the eurozone. Ever vigilant on inflation, the ECB has been forced to hold off raising rates because of the unfolding debt crises in the peripheral countries of the European Union. Although the Fed is currently holding interest rates steady, other central banks, including those in China, India, Sweden, and Poland, have increased interest rates to stifle inflationary pressures in the respective economies.

With the economy on firmer footing, where did you find your best investment opportunities?

Joanne: During the period, we maintained our focus on conservative and liquid investments by emphasizing VRDNs [variable-rate demand notes], which are very responsive to changes in short-term interest rates. VRDNs provide attractive yields, diversification, and daily and weekly resets as dictated by the par put provisions built into their municipal debt structure. We also maintained the portfolio’s exposure to securities with credit and liquidity enhancements by strong commercial banks and solid municipal issuers. Commercial banks act as third-party credit support, which translates into a reduced credit risk to the fund because another entity is providing credit and liquidity enhancement for interest and principal payments.

On March 31, 2011, the seven-day yield [with the fund’s expense limitation] was at 0.02%. The portfolio’s WAM, or weighted average maturity, was 11 days on March 31, 2011.

Which holdings exemplified your strategy during the period?

Jonathan: During the period, we added a tax-exempt municipal note to the portfolio, because this security offers an attractive rate relative to taxable money market securities and adds security diversification. The fund’s position in a municipal note issued by the Commonwealth of Massachusetts exemplifies our strategy. Massachusetts, like nearly every other state, has been hit by the economic recession. However, as evidenced by its tax receipts and employment indicators, we think the state’s diversified economy is stabilizing and is poised to recover at a faster rate than that of the nation.

Several large, creditworthy banks, such as JPMorgan Chase, Bank of America, and Wells Fargo, provided credit and liquidity enhancements for the fund’s VRDNs. Looking at underlying bank fundamentals, we continue to see a relatively stable picture. Asset-quality measures are showing improving trends. Profits are being retained and are helping to maintain and restore capital levels. These positive developments are somewhat offset by the banks’ underlying revenue weakness resulting from soft loan demand, pressured interest margins, lower capital markets volume, and ongoing regulatory pressure on fee business. The European sovereign debt stress remains an influence on our overall bank positioning, and we have, accordingly, limited these exposures.

While our overarching strategy remained the same throughout the period — staying focused on shorter-maturity, liquid VRDNs —we selectively purchased fixed-rate municipal commercial paper and municipal debt notes to add diversification to the portfolio. Two issuers illustrate the sector and geographic diversity that we achieved with this strategy. In the health-care sector, Trinity Health Credit Group is one of the largest health-care systems in the United States, operating more than forty hospitals across eight states, with concentration in Michigan and Ohio. In the education sector, Johns Hopkins University, a private research institution located in Baltimore, Maryland, has nearly 14,000 students, with almost two thirds of those students enrolled in graduate programs. The university is well known for its medical school and the Johns Hopkins Hospital and Health System Corporation, which unites the physicians and scientists of the Johns Hopkins University School of Medicine with the health professionals and facilities that compose the broad, integrated Johns Hopkins Health System.

Do you think that investors will see higher interest rates by the end of 2011?

Joanne: We expect the benchmark federal funds rate to remain unchanged for the balance of the fiscal year. We also believe that the Fed will end QE2 on time and don’t anticipate another round of easing, which has been dubbed “QE3” in the press. While we hear a lot from the hawks and doves on the 12-member rate-setting FOMC [Federal Open Market Committee], we believe that the heart of the committee — Bernanke, Yellan, and Dudley — has not changed its central view of the economy. That is, the recovery is proceeding, but too slowly to allow inflationary pressure to build, and the current high level of headline inflation reflects commodity market developments that will not have a lasting impact on underlying inflation.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

Building on the fund’s twin goals of safety and liquidity, we believe the portfolio is prudently positioned for tax-free income opportunities in the current market environment.

Joanne and Jonathan, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne Driscoll has an M.B.A. from the Northeastern College of Business Administration and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan Topper is a Money Market Specialist at Putnam. He has a B.A. from Northeastern University. Jonathan has been in the investment industry since he joined Putnam in 1990.

IN THE NEWS

Municipal bonds’ tax-exempt income status is under fire by Washington lawmakers. A recently proposed bill would change the tax treatment of municipal bonds’ distributions, taxing all interest payments but also offering a tax credit for 25% of the interest income earned. The bill would likely make municipal bonds a less attractive option for individual investors, particularly those in the top three income tax brackets. But it could encourage institutional and foreign buyers to re-enter the municipal market. Both had been a significant source of demand for bonds issued under the now-expired Build America Bonds program. This is not the first time lawmakers have considered revoking the tax exemption for municipal bonds in order to generate more revenue, but each time the effort has failed.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581.

Fund performance and comparative index results For periods ended 3/31/11

	Putnam Tax Exempt	Lipper Tax-Exempt Money Market Funds
	Money Market Fund	category average*

Annual average
(life of fund since 10/26/87)	2.58%	2.64%

10 years	14.25	14.26
Annual average	1.34	1.34

5 years	7.43	7.42
Annual average	1.44	1.44

3 years	1.29	1.42
Annual average	0.43	0.47

1 year	0.02	0.03

6 months	0.00	0.01

Current yield (end of period)

Current 7-day yield
(with expense limitation) [1]	0.02	N/A

Taxable equivalent [2]	0.03	N/A

Current 7-day yield
(without expense limitation) [1]	–0.31	N/A

Performance assumes reinvestment of distributions and does not account for taxes. There is no initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns and yields would have been lower.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/11, there were 96, 92, 86, 75, 54, and 23 funds, respectively, in this Lipper category.

1 The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

2 Assumes the 35% 2011 maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous.

Fund distribution information For the six-month period ended 3/31/11

Distributions	Class A

Number	6

Income*	$0.000075

Capital gains†	—

Total	$0.000075

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Investment income may be subject to state and local taxes. For some investors, investment income may also be subject to the federal alternative minimum tax.

† Capital gains, if any, are taxable for federal and, in most cases, state purposes.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class A

Net expenses for the fiscal year ended 9/30/10*†	0.54%

Total annual operating expenses for the fiscal year ended 9/30/10†	0.57%

Annualized expense ratio for the six-month period ended 3/31/11	0.26%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 1/30/12.

† Restated to reflect projected expenses under a management contract effective 1/1/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2010, to March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class A

Expenses paid per $1,000*†	$1.30

Ending value (after expenses)	$1,000.00

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/11.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2011, use the following calculation method. To find the value of your investment on October 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class A

Expenses paid per $1,000*†	$1.31

Ending value (after expenses)	$1,023.64

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/11.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper Tax-Exempt Money Market Funds category average is an arithmetic average of the total return of all tax-exempt money market mutual funds tracked by Lipper.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2011, Putnam employees had approximately $376,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 3/31/11 (Unaudited)

Key to holding’s abbreviations

FHLMC Coll. Federal Home Loan Mortgage	G.O. Bonds General Obligation Bonds
Corporation Collateralized	LOC Letter of Credit
FNMA Coll. Federal National Mortgage	PSFG Permanent School Fund Guaranteed
Association Collateralized	VRDN Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (100.0%)*	Rating**	Principal amount	Value

Alabama (1.9%)
Mobile, Special Care Fac. Fin. Auth. VRDN
(Infirmary Hlth. Syst.), Ser. A, 0.23s, 2/1/40
(Bank of Nova Scotia (LOC)) M	VMIG1	$1,000,000	$1,000,000

			1,000,000
California (1.9%)
San Francisco City & Cnty., Multi-Fam. Hsg. VRDN
(Post St. Towers), Ser. A, FHLMC Coll., 0.22s,
8/1/30 M	A–1+	1,000,000	1,000,000

			1,000,000
Connecticut (0.8%)
CT State Hlth. & Edl. Fac. Auth. VRDN (Yale U.),
Ser. U2, 0.17s, 7/1/33 M	VMIG1	400,000	400,000

			400,000
Georgia (4.1%)
Fayette Cnty., Dev. Auth. Edl. Fac. VRDN
(Catholic Ed. North GA, Inc.), 0.34s, 4/1/28
(Wells Fargo Bank, N.A. (LOC)) M	A–1+	1,000,000	1,000,000

Roswell, Hsg. Auth. Multi-Fam. VRDN (Rosemont
Apt.), FHLMC Coll., 0.23s, 1/1/34 M	A–1+	1,170,000	1,170,000

			2,170,000
Illinois (6.2%)
Channahon, VRDN (Morris Hosp.), Ser. B, 0.24s,
12/1/32 (U.S. Bank, N.A. (LOC)) M	A–1+	860,000	860,000

IL Dev. Fin. Auth. VRDN (North Shore Country
Day), 0.27s, 7/1/33 (Northern Trust Co. (LOC)) M	VMIG1	900,000	900,000

IL Edl. Fac. Auth. VRDN (Lake Forest Open Lands),
0.25s, 8/1/33 (Northern Trust Co. (LOC)) M	A–1+	800,000	800,000

IL Fin. Auth. VRDN (Saint Xavier U.), 0.50s,
10/1/40 (LaSalle Bank, N.A. (LOC)) M	A–1	760,000	760,000

			3,320,000
Indiana (5.0%)
IN State Dev. Fin. Auth. Ed. Fac. VRDN (IN Museum
of Art), 0.25s, 2/1/39 (Bank One, N.A. (LOC)) M	VMIG1	1,000,000	1,000,000

IN State Fin. Auth. VRDN, (Lease Appropriation),
Ser. A, 0.21s, 2/1/35 M	VMIG1	645,000	645,000

IN State Fin. Auth. Edl. Fac. VRDN (Depauw U.),
Ser. A, 0.25s, 7/1/36 (Northern Trust Co. (LOC)) M	VMIG1	1,000,000	1,000,000

			2,645,000
Kansas (1.9%)
KS State Dev. Fin. Auth. Hlth. Fac. VRDN
(Deaconess Long Term Care), Ser. C, 0.26s,
5/15/30 (JPMorgan Chase Bank (LOC)) M	VMIG1	1,000,000	1,000,000

			1,000,000

MUNICIPAL BONDS AND NOTES (100.0%)* cont.	Rating**	Principal amount	Value

Maryland (2.6%)
Johns Hopkins University Commercial Paper Ser. A,
0.28s, 4/1/11	A–1+	$1,000,000	$1,000,000

MD State Trans. Auth. VRDN (Baltimore/WA Arpt.),
Ser. A, 0.23s, 7/1/13 (State Street Bank &
Trust Co. (LOC)) M	VMIG1	390,000	390,000

			1,390,000
Massachusetts (3.3%)
MA State G.O. Bonds, Ser. C, 2s, 6/23/11 M	MIG1	750,000	752,976

Massachusetts Health & Educational Facilities
Authority Commercial Paper (Harvard University),
Ser. EE, 0.25s, 6/1/11	A–1+	1,000,000	1,000,000

			1,752,976
Michigan (3.7%)
Michigan State Hosp. Fin. Auth. Commercial Paper
(Trinity Hlth.), Ser. 09-C, 0.29s, 4/1/11	A–1+	1,000,000	1,000,000

U. of MI VRDN (Hosp.), Ser. B, 0.21s, 12/1/37 M	VMIG1	950,000	950,000

			1,950,000
Minnesota (1.9%)
Minnanoka & Ramsey Cntys., North Suburban Hosp.
Dist. VRDN (Hlth. Ctr.), 0.29s, 8/1/14 (Wells Fargo
Bank, N.A. (LOC)) M	A–1+	700,000	700,000

New Ulm, Hosp. Fac. VRDN (Hlth. Ctr. Syst.),
0.29s, 8/1/14 (Wells Fargo Bank N.A. (LOC)) M	A–1+	300,000	300,000

			1,000,000
Mississippi (1.1%)
MS Bus. Fin. Corp. Gulf Opportunity Zone VRDN
(Chevron USA, Inc.), Ser. G, 0.17s, 12/1/30 M	VMIG1	600,000	600,000

			600,000
Missouri (2.5%)
MO State Hlth. & Edl. Fac. Auth. VRDN
(Washington U. (The)), Ser. B, 0.25s, 9/1/30 M	VMIG1	500,000	500,000
(Sisters of Mercy Hlth.), Ser. C, 0.25s, 6/1/19 M	VMIG1	820,000	820,000

			1,320,000
Nebraska (1.5%)
NE Edl. Fin. Auth. VRDN (Creighton U.), 0.22s,
7/1/35 (JPMorgan Chase Bank (LOC)) M	VMIG1	800,000	800,000

			800,000
Nevada (1.9%)
Truckee Meadows Wtr. Auth. Commercial Paper
Ser. 06-B, 0.28s, 5/2/11	A–1+	1,000,000	1,000,000

			1,000,000
New Hampshire (5.6%)
NH Hlth. & Ed. Fac. Auth. VRDN (Dartmouth College),
Ser. A, 0.24s, 6/1/31 M	VMIG1	1,000,000	1,000,000

NH State Bus. Fin. Auth. VRDN (Foundation For
Seacoast Hlth.), Ser. A, 0.34s, 6/1/28 (Bank of
America, N.A. (LOC)) M	A–1	1,005,000	1,005,000

NH State Hsg. Fin. Auth. Multi-Fam. VRDN
(EQR-Bond Partnership), FNMA Coll., 0.2s,
9/15/26 M	VMIG1	1,000,000	1,000,000

			3,005,000
New Jersey (1.9%)
NJ Hlth. Care Fac. Fin. Auth. VRDN (Somerset Med.
Ctr.), 0.18s, 7/1/24 (T.D. Bank, N.A. (LOC)) M	VMIG1	1,030,000	1,030,000

			1,030,000

MUNICIPAL BONDS AND NOTES (100.0%)* cont.	Rating**	Principal amount	Value

New York (2.6%)
Monroe Cnty., Indl. Dev. Agcy. Civic Fac. VRDN
(Cherry Ridge Apartments, LLC), 0.21s, 1/1/35
(HSBC Bank USA, N.A. (LOC)) M	A–1+	$195,000	$195,000
(Cherry Ridge Assisted Living), 0.21s, 1/1/35
(HSBC Bank USA, N.A. (LOC)) M	A–1+	190,000	190,000

NY City, Cultural Resource VRDN (Alvin Ailey Dance
Foundation), 0.22s, 7/1/33 (Citibank, N.A. (LOC)) M	VMIG1	1,000,000	1,000,000

			1,385,000
North Carolina (8.9%)
Greensboro, VRDN (Pub. Impt.), Ser. B, 0.32s,
2/1/23 M	VMIG1	885,000	885,000

NC Cap. Fin. Agcy. Edl. Fac. VRDN (Wake Forrest U.),
Ser. B, 0.21s, 1/1/18 M	VMIG1	945,000	945,000

North Carolina Capital Facilities Finance Agency
Commercial Paper (Duke University), Ser. A1&2,
0.28s, 5/2/11	A–1+	1,000,000	1,000,000

U. of NC VRDN, Ser. C, 0.26s, 12/1/25 M	VMIG1	910,000	910,000

Wake Cnty., VRDN, Ser. A, 0.22s, 3/1/26 M	VMIG1	1,000,000	1,000,000

			4,740,000
Ohio (2.3%)
Columbus, Swr. VRDN, Ser. B, 0.21s, 6/1/32 M	VMIG1	910,000	910,000

Montgomery Cnty., VRDN (Miami Valley Hosp.),
Ser. B, 0.3s, 11/15/24 M	VMIG1	200,000	200,000

Warren Cnty., Hlth. Care Fac. VRDN (Otterbein
Homes), 0.25s, 7/1/31 (U.S. Bank, N.A. (LOC)) M	A–1+	140,000	140,000

			1,250,000
Oklahoma (2.8%)
OK State Cap. Impt. Auth. State Facs. Auth. VRDN
(Higher Ed.), Ser. D4, 0.25s, 7/1/34 M	VMIG1	500,000	500,000

OK State Tpk. Auth. VRDN, Ser. E, 0.22s, 1/1/28 M	VMIG1	1,000,000	1,000,000

			1,500,000
Pennsylvania (2.2%)
Beaver Cnty., Indl. Dev. Auth. Poll. Control VRDN
(First Energy Generation), 0.2s, 4/1/41 (UBS,
AG (LOC)) M	VMIG1	250,000	250,000

Delaware River Port Auth. PA & NJ VRDN, Ser. B,
0.18s, 1/1/26 (T.D. Bank, N.A. (LOC)) M	VMIG1	935,000	935,000

			1,185,000
Tennessee (4.4%)
Chattanooga, Hlth. Edl. & Hsg. Fac. Board VRDN
(Catholic Hlth. Initiatives), Ser. C, 0.22s, 5/1/39 M	VMIG1	800,000	800,000

Hendersonville, Indl. Dev. Board Multi-Fam. Hsg.
VRDN (Windsor Park), FNMA Coll., 0.27s, 2/15/28 M	A–1+	970,000	970,000

Metro. Govt. Nashville & Davidson Cnty., Hlth. &
Edl. Fac. Board VRDN (Vanderbilt U.), Ser. A-1,
0.23s, 10/1/44 M	VMIG1	600,000	600,000

			2,370,000
Texas (13.9%)
Denton, Indpt. School Dist. VRDN, Ser. 05-A,
0.25s, 8/1/35 M	A–1	1,000,000	1,000,000

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(Texas Med. Ctr.), Ser. B-1, 0.22s, 9/1/31
(JPMorgan Chase Bank (LOC)) M	VMIG1	400,000	400,000

MUNICIPAL BONDS AND NOTES (100.0%)* cont.	Rating**	Principal amount	Value

Texas cont.
Harris Cnty., Hlth. Fac. Dev. Corp. VRDN
(Texas Childrens), Ser. B-1, 0.26s, 10/1/29 M	VMIG1	$970,000	$970,000

Houston, Indpt. School Dist. VRDN (Schoolhouse),
PSFG, 0.23s, 6/15/31 M	VMIG1	815,000	815,000

Katy, Indpt. School Dist. VRDN (School Bldg.),
PSFG, 0.26s, 8/15/33 M	VMIG1	800,000	800,000

San Antonio, Edl. Fac. Corp. VRDN (Trinity U.),
0.23s, 6/1/33 M	A–1	900,000	900,000

Texas Technical University Commercial Paper
Ser. A, 0.27s, 6/1/11	A–1+	500,000	500,000

TX State VRDN (Veterans Hsg. Assistance II),
Ser. D, 0.34s, 12/1/36 (Sumitomo Trust &
Banking Co. (LOC)) M	VMIG1	1,000,000	1,000,000

University of Texas System Board of Regents Rev.
Fin. Syst. Commercial Paper Ser. A, 0.28s, 4/7/11	A–1+	1,000,000	1,000,000

			7,385,000
Utah (1.5%)
Murray City, Hosp. Rev. VRDN (IHC Hlth. Svcs., Inc.),
Ser. A, 0.22s, 5/15/37 M	VMIG1	800,000	800,000

			800,000
Virginia (5.3%)
Cap. Beltway Funding Corp. VRDN (495 Hot Lanes),
Ser. C, 0.2s, 12/31/47 (National Australia
Bank (LOC)) M	P–1	1,000,000	1,000,000

James Cnty., Indl. Dev. Auth. VRDN (Multi Fam. —
Chambrel), FNMA Coll., 0.25s, 11/15/32 M	A–1+	805,000	805,000

University of Virginia Commercial Paper
Ser. 03-A, 0.28s, 6/2/11	A–1+	1,000,000	1,000,000

			2,805,000
Washington (4.4%)
WA State Hsg. Fin. Comm. Non Profit VRDN
(Northwest School), 0.45s, 6/1/32
(Bank of America, N.A. (LOC)) M	VMIG1	1,300,000	1,300,000
(St. Vincent De Paul), Ser. A, 0.27s, 2/1/31
(Wells Fargo Bank, N.A. (LOC)) M	A–1+	1,060,000	1,060,000

			2,360,000
Wisconsin (2.4%)
U. of WI Hosp. & Clinic Auth. VRDN, Ser. B,
0.22s, 4/1/34 (U.S. Bank, N.A. (LOC)) M	VMIG1	300,000	300,000

WI State Hlth. & Edl. Fac. Auth. VRDN (Wheaton
Franciscan Svcs.), Ser. B, 0.22s, 8/15/33
(U.S. Bank, N.A. (LOC)) M	VMIG1	1,000,000	1,000,000

			1,300,000
Wyoming (1.5%)
Sweetwater Cnty., Poll. Control VRDN (Pacific Corp.),
Ser. A, 0.21s, 7/1/15 (Barclays Bank PLC (LOC)) M	VMIG1	500,000	500,000

Uinta Cnty., Poll. Control VRDN (Chevron USA, Inc.),
0.17s, 8/15/20 M	P–1	300,000	300,000

			800,000

TOTAL INVESTMENTS

Total investments (cost $53,262,976)			$53,262,976

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2010 through March 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $53,275,077.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

M The security’s effective maturity date is less than one year.

The rates shown on VRDN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as apercentage of net assets):

Health care	27.3%
Education	23.9
Housing	11.2

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$53,262,976	$—

Totals by level	$—	$53,262,976	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/11 (Unaudited)

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (at amortized cost)	$53,262,976

Cash	49,769

Interest and other receivables	39,129

Receivable for shares of the fund sold	38,430

Total assets	53,390,304

LIABILITIES

Distributions payable to shareholders	409

Payable for shares of the fund repurchased	23,390

Payable for compensation of Manager (Note 2)	682

Payable for investor servicing fees (Note 2)	2,443

Payable for custodian fees (Note 2)	2,872

Payable for Trustee compensation and expenses (Note 2)	52,554

Payable for administrative services (Note 2)	324

Payable for reports to shareholder	7,489

Payable for auditing fees	22,807

Other accrued expenses	2,257

Total liabilities	115,227

Net assets	$53,275,077

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 4)	$53,288,884

Undistributed net investment income (Note 1)	1,451

Accumulated net realized loss on investments (Note 1)	(15,258)

Total — Representing net assets applicable to capital shares outstanding	$53,275,077

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($53,275,077 divided by 53,293,862 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/11 (Unaudited)

INTEREST INCOME	$75,593

EXPENSES

Compensation of Manager (Note 2)	81,920

Investor servicing fees (Note 2)	15,052

Custodian fees (Note 2)	3,656

Trustee compensation and expenses (Note 2)	2,916

Administrative services (Note 2)	650

Registration fees	11,921

Auditing	22,821

Other	10,937

Fees waived and reimbursed by Manager (Note 2)	(77,728)

Total expenses	72,145

Expense reduction (Note 2)	(436)

Net expenses	71,709

Net investment income	3,884

Net realized gain on investments (Notes 1 and 3)	62

Net gain on investments	62

Net increase in net assets resulting from operations	$3,946

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/11*	Year ended 9/30/10

Operations:
Net investment income	$3,884	$28,724

Net realized gain on investments	62	—

Net increase in net assets resulting from operations	3,946	28,724

Distributions to shareholders (Note 1):

From tax-exempt net investment income	(4,234)	(26,904)

Increase (decrease) from capital share transactions (Note 4)	307,411	(13,911,727)

Total increase (decrease) in net assets	307,123	(13,909,907)

NET ASSETS

Beginning of period	52,967,954	66,877,861

End of period (including undistributed net investment
income of $1,451 and $1,801, respectively)	$53,275,077	$52,967,954

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
											investment
											income
											(loss)
	Net asset value,		Net realized	Total from	From	Total			Net assets,	Ratio of expenses	to average
	beginning	Net investment	gain (loss)	investment	net investment	distribu-	Net asset value,	Total return at net	end of period	to average	net assets
Period ended	of period	income (loss)	on investments	operations	income	tions	end of period	asset value (%) [a]	(in thousands)	net assets (%) [b]	(%)

Class A
March 31, 2011 **	$1.00	— [g]	— [g]	— [g]	(.0001)	(.0001)	$1.00	— *	$53,275	.13* [d]	.01* [d]
September 30, 2010	1.00	.0005	—	.0005	(.0005)	(.0005)	1.00	.05	52,968	.22 [c,d]	.05 [c,d]
September 30, 2009	1.00	.0035	—	.0035	(.0040)	(.0040)	1.00	.40	66,878	.47 [c,d]	.37 [c,d]
September 30, 2008	1.00	.0209	(.0002)	.0207	(.0211)	(.0211)	1.00	2.13	71,322	.56 [c]	2.09 [c]
September 30, 2007	1.00	.0319	—	.0319	(.0312)	(.0312)	1.00	3.17	74,596	.59 [c]	3.16 [c]
September 30, 2006	1.00	.0270 [f]	—	.0270	(.0270)	(.0270)	1.00	2.74	125,056	.54 [c,e,f]	2.71 [c,e,f]

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.03%

September 30, 2009	0.25

September 30, 2008	0.25

September 30, 2007	0.15

September 30, 2006	0.11

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

March 31, 2011	0.14%

September 30, 2010	0.38

September 30, 2009	0.09

e Reflects a voluntary waiver of fund expenses in effect from July 1, 2005 through December 31, 2005. As a result of this waiver, the expenses of the fund reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2006	0.02%

f Reflects a non-recurring accrual related to a reimbursement paid to the fund by Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services which amounted to less than $0.01 per share and 0.02% of average net assets.

g Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

24	25

Notes to financial statements 3/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Tax Exempt Money Market Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of high-quality short-term tax-exempt securities.

The fund offers class A shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2010 through March 31, 2011.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

C) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2010, the fund had a capital loss carryover of $15,320 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$1,402	September 30, 2013

13,918	September 30, 2017

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a financial reporting and tax basis is the same.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.440%	of the first $5 billion,
0.390%	of the next $5 billion,
0.340%	of the next $10 billion,
0.290%	of the next $10 billion,
0.240%	of the next $50 billion,
0.220%	of the next $50 billion,
0.210%	of the next $100 billion,
0.205%	of any excess thereafter.

Putnam Management has contractually agreed, through January 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management waived $77,728 in specific distribution fees from the fund.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $436 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $37, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares exchanged from other Putnam funds that were purchased without an initial sales charge. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $44,198,765 and $43,680,062, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

	Six months ended 3/31/11	Year ended 9/30/10

Class A

Shares sold	24,728,887	33,144,070

Shares issued in connection with
reinvestment of distributions	3,816	24,929

	24,732,703	33,168,999

Shares repurchased	(24,425,292)	(47,080,726)

Net increase (decrease)	307,411	(13,911,727)

At the close of the reporting period, a Trustee of the fund owned 7.24% of the outstanding shares of the fund.

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
State tax-free income funds:	and money market investments.
Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,	The three portfolios:
and Pennsylvania	Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Absolute Return	Asset Allocation: Growth Portfolio
Absolute Return 100 Fund
Absolute Return 300 Fund	Putnam RetirementReady®
Absolute Return 500 Fund	Putnam RetirementReady Funds — 10
Absolute Return 700 Fund	investment portfolios that offer diversifi-
cation among stocks, bonds, and money
Global Sector	market instruments and adjust to become
Global Consumer Fund	more conservative over time based on a
Global Energy Fund	target date for withdrawing assets.
Global Financials Fund
Global Health Care Fund	The 10 funds:
Global Industrials Fund	Putnam RetirementReady 2055 Fund
Global Natural Resources Fund	Putnam RetirementReady 2050 Fund
Global Sector Fund	Putnam RetirementReady 2045 Fund
Global Technology Fund	Putnam RetirementReady 2040 Fund
Global Telecommunications Fund	Putnam RetirementReady 2035 Fund
Global Utilities Fund	Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	Francis J. McNamara, III
Putnam Investment	Robert L. Reynolds	Vice President and
Management, LLC	W. Thomas Stephens	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Officers	James P. Pappas
	Robert L. Reynolds	Vice President
Investment Sub-Manager	President
Putnam Investments Limited		Judith Cohen
57–59 St James’s Street	Jonathan S. Horwitz	Vice President, Clerk and
London, England SW1A 1LD	Executive Vice President,	Assistant Treasurer
Principal Executive
Marketing Services	Officer, Treasurer and	Michael Higgins
Putnam Retail Management	Compliance Liaison	Vice President, Senior Associate
One Post Office Square		Treasurer and Assistant Clerk
Boston, MA 02109	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Custodian	Principal Financial Officer	Vice President, Assistant Clerk,
State Street Bank		Assistant Treasurer and
and Trust Company	Janet C. Smith	Proxy Manager
Vice President, Assistant
Legal Counsel	Treasurer and Principal	Susan G. Malloy
Ropes & Gray LLP	Accounting Officer	Vice President and
Assistant Treasurer
Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson A. Baxter,
Vice Chairman	Robert R. Leveille
Ravi Akhoury	Vice President and
Barbara M. Baumann	Chief Compliance Officer
Charles B. Curtis
Robert J. Darretta	Mark C. Trenchard
Paul L. Joskow	Vice President and
Kenneth R. Leibler	BSA Compliance Officer
Robert E. Patterson

This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA057
266988 5/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Tax Exempt Money Market Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: May 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 27, 2011